UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

SOUND FINANCIAL BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2005 5th Avenue, Suite 200, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:(206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2013, Sound Financial Bancorp, Inc. issued a press release announcing financial results for the quarter ending March 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01	Other Events

On April 30, 2013, Sound Financial Bancorp, Inc. issued a press release announcing a regular quarterly cash dividend of $0.05 per share and will be paid on May 28, 2013 to shareholders of record at the close of business on May 13, 2013.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit Number	Description

99.1	Press Release dated April 30, 2013 reporting the financial results of Sound Financial Bancorp, Inc. for the quarter ended March 31, 2013
99.2	Press Release dated April 30, 2013 announcing a regular quarterly cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: May 2, 2013	By:	/s/ Laura Lee Stewart
Laura Lee Stewart President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated April 30, 2013 reporting the financial results of Sound Financial Bancorp, Inc. for the quarter ended March 31, 2013
99.2	Press Release dated April 30, 2013 announcing a regular quarterly cash dividend